Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

BTD Capital Fund (DIP)
(the “Fund”)

April 10, 2023

Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated December 9, 2022

Effective on May 1, 2023, the Fund will transfer its primary listing to the New York Stock Exchange and will no longer be listed on the NYSE Arca, Inc. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the NYSE Arca, Inc. will be changed to refer to the New York Stock Exchange.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.